SWISS RE FINANCIAL PRODUCTS CORPORATION
55 East 52nd Street
New York, New York 10055
Fax: (917) 322-7201/Phone: (212) 407-7322

DATE:   June 1, 2006

TO:        The Separate Interest Trust defined below (“Party B”)
Corporate Trust Office
101 Barclay Street, 8W,
New York, New York 10286
Attention: Corporate Trust Administration - First Horizon Alternative Mortgage
Securities Trust 2006-RE2
Phone: (212) 815-6140
Fax: (212) 815-3986

FROM:  Swiss Re Financial Products Corporation (“Party A”)

RE:         CORRIDOR TRANSACTION

Our Reference Number: 897987

Dear Sir or Madam:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between the separate interest trust (the “Separate Interest Trust”), created pursuant to the Pooling and Servicing Agreement, dated as of May 31, 2006 (the “Pooling Agreement”) by and among First Horizon Asset Securities Inc., as depositor, First Horizon Home Loan Corporation, as master servicer, and The Bank of New York, as trustee (the “Trustee”), and Swiss Re Financial Products Corporation (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”).

This letter agreement constitutes a “Confirmation” and the definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”) as published by the International Swaps and Derivatives Association, Inc., (“ISDA”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the “Master Agreement”), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the “Agreement”). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation, this Confirmation and the attached Schedule B will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in the Pooling Agreement.

In this Confirmation “Party A” means Swiss Re Financial Products Corporation and “Party B” means the Separate Interest Trust.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i)
Principal. In the case of Party A, it is acting as principal and not as agent when entering into the Transaction and in the case of Party B, The Bank of New York is acting not in its individual capacity but solely for the Separate Interest Trust when executing this Confirmation.

(ii)
Non-Reliance. In the case of Party A, it is acting for its own account and, in the case of Party B, Separate Interest Trust is acting for its own account, and in the case of both parties, it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary and, with respect to Party B, as directed under the Pooling Agreement. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii)
Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and the Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv)	Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	See Amortization Schedule, Schedule A

Trade Date:	May 23, 2006

Effective Date:	June 1, 2006

Termination Date:	March 25, 2018, subject to adjustment in accordance with the Following Business Day Convention
Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Date:	June 1, 2006

Fixed Amount:	Acknowledged and received as per consideration under Confirmation between Party A and UBS AG dated May 25, 2006.

Floating Amounts:

Floating Rate Payer:	Party A

Cap Rate:	5.00%

Floating Rate Payer Payment Dates:	The 25th day of each month of each year, commencing on June 25, 2006 subject to adjustment using the Following Business Day Convention, using No Adjustment to Period End Dates.

Floating Rate Option:
USD-LIBOR-BBA; provided, however, that if the Floating Rate Option for any Calculation Period is greater than 9.00% then the Floating Rate Option for such Calculation Period shall be deemed to be 9.00%

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days for payment:	New York

Calculation Agent:	Party A

3.   Recording of Conversations

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.

4.   Account Details:

Account for payments to Party A:	JPMorgan Chase Bank SWIFT: CHASUS33 Account of: Swiss Re Financial Products Account No.: 066-911184 ABA# 021000021

Account for payments to Party B:	Please advise
5. Offices:

The Office of Party A for this Transaction is: The Office of Party B for this Transaction:	New York, NY New York, NY

Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by responding within three (3) Business Days by executing this Confirmation and returning it to us by facsimile to:

Swiss Re Financial Products Corporation
Attention: Derivatives Documentation
Fax: (917) 322-7201 Phone: (212) 407-7322

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Swiss Re Financial Products Corporation	Accepted and confirmed as of the date first written: The Separate Interest Trust By: The Bank of New York, not in its individual capacity, but solely as trustee

By:	By:
Name:	Name:
Title:	Title:

Schedule A to the Confirmation dated as June 1, 2006
Re: Reference Number: 897987

Between Swiss Re Financial Products Corporation and the Separate Interest Trust (as defined therein).

Amortization Schedule, subject to No Adjustment.

From and including	To but excluding	Notional Amount (USD)
May 25, 2006	June 25, 2006	9,428,834.00
June 25, 2006	July 25, 2006	10,415,011.75
July 25, 2006	August 25, 2006	11,361,582.71
August 25, 2006	September 25, 2006	12,269,684.16
September 25, 2006	October 25, 2006	13,140,424.37
October 25, 2006	November 25, 2006	13,974,883.22
November 25, 2006	December 25, 2006	14,774,112.97
December 25, 2006	January 25, 2007	15,539,138.85
January 25, 2007	February 25, 2007	16,270,959.78
February 25, 2007	March 25, 2007	16,970,548.97
March 25, 2007	April 25, 2007	17,638,854.58
April 25, 2007	May 25, 2007	18,276,800.25
May 25, 2007	June 25, 2007	18,885,285.80
June 25, 2007	July 25, 2007	19,465,187.76
July 25, 2007	August 25, 2007	20,017,359.88
August 25, 2007	September 25, 2007	20,542,633.84
September 25, 2007	October 25, 2007	21,041,819.60
October 25, 2007	November 25, 2007	21,515,706.09
November 25, 2007	December 25, 2007	21,965,061.58
December 25, 2007	January 25, 2008	22,390,634.35
January 25, 2008	February 25, 2008	22,793,153.00
February 25, 2008	March 25, 2008	23,173,327.10
March 25, 2008	April 25, 2008	23,531,847.54
April 25, 2008	May 25, 2008	23,869,387.00
May 25, 2008	June 25, 2008	24,186,600.48
June 25, 2008	July 25, 2008	24,484,125.64
July 25, 2008	August 25, 2008	24,762,583.27
August 25, 2008	September 25, 2008	25,022,577.70
September 25, 2008	October 25, 2008	25,264,697.21
October 25, 2008	November 25, 2008	25,489,514.42
November 25, 2008	December 25, 2008	25,697,586.68
December 25, 2008	January 25, 2009	25,889,456.41
January 25, 2009	February 25, 2009	26,065,651.55
February 25, 2009	March 25, 2009	26,226,685.88
March 25, 2009	April 25, 2009	26,373,059.28
April 25, 2009	May 25, 2009	26,505,258.26
May 25, 2009	June 25, 2009	26,623,756.13
June 25, 2009	July 25, 2009	26,729,013.40
July 25, 2009	August 25, 2009	26,821,478.08

August 25, 2009	September 25, 2009	26,901,586.01
September 25, 2009	October 25, 2009	26,969,761.13
October 25, 2009	November 25, 2009	27,026,415.82
November 25, 2009	December 25, 2009	27,071,951.18
December 25, 2009	January 25, 2010	27,106,757.24
January 25, 2010	February 25, 2010	27,131,213.35
February 25, 2010	March 25, 2010	27,145,688.37
March 25, 2010	April 25, 2010	27,133,446.90
April 25, 2010	May 25, 2010	27,112,149.16
May 25, 2010	June 25, 2010	27,082,132.38
June 25, 2010	July 25, 2010	27,043,724.36
July 25, 2010	August 25, 2010	26,997,243.68
August 25, 2010	September 25, 2010	26,942,999.95
September 25, 2010	October 25, 2010	26,881,294.06
October 25, 2010	November 25, 2010	26,812,418.36
November 25, 2010	December 25, 2010	26,736,656.90
December 25, 2010	January 25, 2011	26,654,285.64
January 25, 2011	February 25, 2011	26,565,572.65
February 25, 2011	March 25, 2011	26,470,778.30
March 25, 2011	April 25, 2011	26,365,217.70
April 25, 2011	May 25, 2011	26,254,211.70
May 25, 2011	June 25, 2011	26,137,996.59
June 25, 2011	July 25, 2011	26,016,801.74
July 25, 2011	August 25, 2011	25,890,849.86
August 25, 2011	September 25, 2011	25,760,357.03
September 25, 2011	October 25, 2011	25,625,532.98
October 25, 2011	November 25, 2011	25,486,581.20
November 25, 2011	December 25, 2011	25,343,699.16
December 25, 2011	January 25, 2012	25,197,078.39
January 25, 2012	February 25, 2012	25,046,904.67
February 25, 2012	March 25, 2012	24,893,358.21
March 25, 2012	April 25, 2012	24,728,485.69
April 25, 2012	May 25, 2012	24,560,915.71
May 25, 2012	June 25, 2012	24,390,804.92
June 25, 2012	July 25, 2012	24,218,305.09
July 25, 2012	August 25, 2012	24,043,563.21
August 25, 2012	September 25, 2012	23,866,721.60
September 25, 2012	October 25, 2012	23,687,918.09
October 25, 2012	November 25, 2012	23,507,286.08
November 25, 2012	December 25, 2012	23,324,954.69
December 25, 2012	January 25, 2013	23,141,048.90
January 25, 2013	February 25, 2013	22,955,689.60
February 25, 2013	March 25, 2013	22,768,993.70
March 25, 2013	April 25, 2013	22,575,085.51
April 25, 2013	May 25, 2013	22,380,428.84
May 25, 2013	June 25, 2013	22,185,117.58
June 25, 2013	July 25, 2013	21,989,242.42
July 25, 2013	August 25, 2013	21,792,890.87
August 25, 2013	September 25, 2013	21,596,147.38

September 25, 2013	October 25, 2013	21,399,093.41
October 25, 2013	November 25, 2013	21,201,807.52
November 25, 2013	December 25, 2013	21,004,365.45
December 25, 2013	January 25, 2014	20,806,840.21
January 25, 2014	February 25, 2014	20,609,302.11
February 25, 2014	March 25, 2014	20,411,818.91
March 25, 2014	April 25, 2014	20,210,650.19
April 25, 2014	May 25, 2014	20,010,009.20
May 25, 2014	June 25, 2014	19,809,941.68
June 25, 2014	July 25, 2014	19,610,491.47
July 25, 2014	August 25, 2014	19,411,700.70
August 25, 2014	September 25, 2014	19,213,609.72
September 25, 2014	October 25, 2014	19,016,257.22
October 25, 2014	November 25, 2014	18,819,680.27
November 25, 2014	December 25, 2014	18,623,914.32
December 25, 2014	January 25, 2015	18,428,993.32
January 25, 2015	February 25, 2015	18,234,949.71
February 25, 2015	March 25, 2015	18,041,814.50
March 25, 2015	April 25, 2015	17,838,474.35
April 25, 2015	May 25, 2015	17,636,248.75
May 25, 2015	June 25, 2015	17,435,164.74
June 25, 2015	July 25, 2015	17,235,248.02
July 25, 2015	August 25, 2015	17,036,522.95
August 25, 2015	September 25, 2015	16,839,012.63
September 25, 2015	October 25, 2015	16,642,738.93
October 25, 2015	November 25, 2015	16,447,722.51
November 25, 2015	December 25, 2015	16,253,982.87
December 25, 2015	January 25, 2016	16,061,538.42
January 25, 2016	February 25, 2016	15,870,406.43
February 25, 2016	March 25, 2016	15,680,603.15
March 25, 2016	April 25, 2016	15,492,143.78
April 25, 2016	May 25, 2016	15,305,042.56
May 25, 2016	June 25, 2016	15,119,312.75
June 25, 2016	July 25, 2016	14,934,966.70
July 25, 2016	August 25, 2016	14,752,015.84
August 25, 2016	September 25, 2016	14,570,470.74
September 25, 2016	October 25, 2016	14,390,341.14
October 25, 2016	November 25, 2016	14,211,635.94
November 25, 2016	December 25, 2016	14,034,363.29
December 25, 2016	January 25, 2017	13,858,530.54
January 25, 2017	February 25, 2017	13,684,144.32
February 25, 2017	March 25, 2017	13,511,210.58
March 25, 2017	April 25, 2017	13,339,734.52
April 25, 2017	May 25, 2017	13,131,807.67
May 25, 2017	June 25, 2017	12,872,945.62
June 25, 2017	July 25, 2017	12,617,757.21
July 25, 2017	August 25, 2017	12,366,192.45
August 25, 2017	September 25, 2017	12,118,202.01
September 25, 2017	October 25, 2017	11,873,737.22

October 25, 2017	November 25, 2017	11,632,750.06
November 25, 2017	December 25, 2017	11,395,193.14
December 25, 2017	January 25, 2018	11,161,019.71
January 25, 2018	February 25, 2018	10,930,183.64
February 25, 2018	March 25, 2018	10,702,639.41

Schedule B to the Confirmation dated as of June 1, 2006
Re: Reference Number: 897987

Between Swiss Re Financial Products Corporation (“Party A”) and the Separate Interest Trust (“Party B”).

Part 1. Termination Provisions.

(a) “Specified Entity” means in relation to Party A for the purpose of the Agreement:

Section 5(a)(v): None.
Section 5(a)(vi): None.
Section 5(a)(vii): None.
Section 5(b)(iv): None.

and in relation to Party B for the purpose of the Agreement:

Section 5(a)(v): None.
Section 5(a)(vi): None.
Section 5(a)(vii): None.
Section 5(b)(iv): None.

(b) “Specified Transaction” will have the meaning specified in Section 14 of the Agreement.

(c) The “Breach of Agreement” provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d) The “Credit Support Default” provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e) The “Misrepresentation” provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f) The “Default Under Specified Transaction” provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i) The “Automatic Early Termination” provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(j) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

(i) Market Quotation will apply; and
(ii) The Second Method will apply.

(k) “Termination Currency” means United States Dollars.

(l) “Additional Termination Event” will not apply, except as provided in Part 5(m) hereof or any confirmation.

Part 2. Tax Representations.

Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

Payee Representations.  For the purpose of Section 3(f) of the Agreement, Party A and Party B make the following representations:

(i)	Party A represents that it is a corporation organized under the laws of the State of Delaware.

(ii)	Party B represents that it is a trust created under the laws of the State of New York.

Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

Party Required to Deliver Document	Form/Document/Certificate	Date by Which to be Delivered
Party A and Party B
Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.
Promptly upon reasonable demand by the other party.

(b)	Other documents to be delivered and covered by the Section 3(d) representation are:--

Party required to deliver	Form/Document/or Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B
Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.
		Concurrently with the execution and delivery of the Confirmation.	Yes

Party A and Party B
Incumbency Certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute the Confirmation which sets forth the specimen signatures of each signatory to the Confirmation signing on its behalf.
		Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	Yes

Party A
The Guaranty of Swiss Reinsurance Company (“Swiss Re”), dated as of the date hereof, issued by Swiss Re as Party A’s Credit Support Provider (in the form annexed hereto as Exhibit A) and legal opinion from Swiss Reinsurance Company in connection with the Guaranty.
		Concurrently with the execution and delivery of the Confirmation.	No

Party B	The POOLING AGREEMENT.	Concurrently with the execution and delivery of the Confirmation.	No

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b) Process Agent. For the purpose of Section 13(c) of the Agreement:

Party A appoints as its Process Agent: None.
Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d) Multibranch Party. For the purpose of Section 10(c) of the Agreement:

Party A is not a Multibranch Party.
Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: With respect to Party A: Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f) Credit Support Provider.

Credit Support Provider means in relation to Party A: Swiss Re.
Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) “Affiliate” will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction. Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-”: and (ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

(vi)  Eligible Contract Participant etc. It is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

(b)
Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c)	Absence of Litigation. In Section 3(c) of the Agreement the words “or any of its Affiliates” shall be deleted.

(d)	Tax Event. In Section 5(b)(ii)(y) of the Agreement the words “, or there is a substantial likelihood that it will,” shall be deleted.

(e)           Fully-paid Party Protected.

Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to (a) Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B’s only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)           Trustee Capacity.

It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by The Bank of New York, not individually, but solely as Trustee of the Separate Interest Trust under the Pooling Agreement in the exercise of the powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the Separate Interest Trust is made and intended not as personal representations, undertakings and agreements of the Trustee but is made and intended solely for the purpose of binding only the Separate Interest Trust, (iii) under no circumstances shall The Bank of New York, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it under this Confirmation and (iv) all persons having any claim against the Trustee by reason of this Confirmation or the transactions contemplated hereby shall look only to the assets of the Separate Interest Trust for payment satisfaction thereof.

(g)	Transfer, Amendment and Assignment

No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless (i) each party has given prior written consent to the other party, and (ii) each of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) have been provided notice of such modification and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or modify its then-current rating of the First Horizon Alternative Mortgage Securities Trust 2006-RE2, Mortgage Pass-Through Certificates (the “Securities”).

(h)	Proceedings.

Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, Party B or First Horizon Alternative Mortgage Securities Trust 2006-RE2, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the Securities.

(i)	Set-off.

The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(j)	Section 1(c)

For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(k)	[Reserved]

(l)	Rating Agency Downgrade

If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable Credit Support Provider), then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party satisfactory to the Trustee within (30) days of such Ratings Event that meets or exceeds, or as to which any applicable Credit Support Provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral, satisfactory to the Trustee but in amount not to exceed the Exposure (as defined in the ISDA Credit Support Annex) of this Transaction under an executed ISDA Credit Support Annex to be negotiated in good faith within (30) days of such Ratings Event. For purposes of this Transaction, a “Ratings Event” shall occur with respect to Party A (or any applicable credit support provider), if its short-term unsecured and unsubordinated debt ceases to be rated at least “A-1” by S&P and at least “P-1” by Moody’s or its senior unsecured debt rating ceases to be rated at least “A” by S&P and at least “A2” by Moody’s (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider) such ratings being referred to herein as the “Approved Ratings Thresholds”.

(m)	Additional Termination Event

Additional Termination Event will apply if a Ratings Event has occurred and Party A has not, within 30 days, complied with clause (l) above, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(n)	Amendment to ISDA Form.

The “Failure to Pay or Deliver” provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word “third” in the third line thereof and inserting the word “first” in place thereof.

Exhibit A

GUARANTY

To: The Separate Interest Trust (the “Beneficiary”) created pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2006, among First Horizon Asset Securities Inc., as depositor, and The Bank of New York, as trustee, in connection with the issuance of the First Horizon Alternative Mortgage Securities Trust 2006-RE2, Mortgage Pass-Through Certificates (the “Rated Securities”).

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 8979887) dated as of May 30, 2006 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the “Agreements”) which support the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the “Guaranteed Obligations”. This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary’s option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor’s obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking („unbeschr’nkte, nicht akzessorische Verpflichtung“) within the meaning of Article 111 of the Swiss Code of Obligations (‚CO‘) and is not a mere surety („Bürgschaft“) within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor’s obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor’s liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor’s liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 30th day of May, 2006.

SWISS REINSURANCE COMPANY